UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 23, 2015

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2015, our Board of Directors appointed Gregory J. Gluchowski, Jr. as a director. It is currently anticipated that Mr. Gluchowski will serve on the Nominations and Corporate Governance Committee. In connection with the appointment of Mr. Gluchowski as a director, we granted Mr. Gluchowski restricted stock units, or RSUs, for 5,963 shares of our common stock. One-twelfth of the RSUs will vest each month and be delivered on the one-year anniversary of the June 23, 2015 grant date. Mr. Gluchowski will also be eligible to receive compensation for his service on our Board of Directors in accordance with board compensation policies in effect from time to time, which are described under the caption “Director Compensation” in our proxy statement filed with the Securities and Exchange Commission on August 13, 2014. In connection with his appointment, we will enter into our standard form of indemnity agreement with Mr. Gluchowski, as originally filed with the Securities and Exchange Commission on June 30, 2009. There are no other arrangements or understandings pursuant to which Mr. Gluchowski was selected as a director. There are no related party transactions between us and Mr. Gluchowski reportable under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

We are furnishing the disclosure in this Item 7.01 in connection with the disclosure of information in the form of the textual information from a press release released on June 25, 2015 announcing Mr. Gluchowski’s appointment to our Board of Directors. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Press release from Smith & Wesson Holding Corporation, dated June 25, 2015, entitled “Gregory J. Gluchowski, Jr. Joins Board of Smith & Wesson Holding Corporation”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: June 25, 2015	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer

EXHIBIT INDEX

99.1	Press release from Smith & Wesson Holding Corporation, dated June 25, 2015, entitled “Gregory J. Gluchowski, Jr. Joins Board of Smith & Wesson Holding Corporation”